Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

Mercury Select Growth Fund:

We consent to the reference to us in Pre-Effective Amendment No. 2 to Registration Statement No. 333-32242 under the caption "GENERAL INFORMATION — Independent Auditors" appearing in the Statement of Additional Information, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Princeton, New Jersey
June 12 , 2000